Exhibit 99.1
Investor Presentation June 2025

Disclaimer 2 This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. 2

Orion At-A-Glance

($ in millions)

Business Description

- Orion Group Holdings ("Orion"), based in Houston, TX, is a leading construction and engineering services company focused on large-scale infrastructure projects across two core segments:
  - **Marine:** Prime or subcontractor providing construction, restoration, dredging, maintenance and repair services for marine transportation facilities, pipelines, bridges & causeways and environmental structures
  - **Concrete:** Sub-contractor providing place & finish, site work, layout, forming and rebar construction services

Q1 2025 vs Q1 2024

Revenue	Adjusted EBITDA	Adjusted EBITDA Margin
+17.4%	+100%	+180bps

Key Facts and Figures

Financial Profile

$796M	$42M	5.3%	$840M
2024A Revenue	2024A Adj. EBITDA	2024A Adj. EBITDA Margin	3/31/2025 Backlog

Market-Leading Marine & Concrete Services Business

1994	~2,000	8
Year of Founding	Employees	Offices / Locations

2024A Revenue Mix



Concrete
35%
65%
Marine

2024A EBITDA Mix



Concrete
35%
65%
Marine

ORION
3

Large Market Opportunity with Strong, Diverse Tailwinds… $1.2T Infrastructure Act Multi-year catalyst for public sector projects: transportation funding, ports, waterways, water infrastructure and bridges Port Expansion and Maintenance Larger ships via expanded Panama Canal require deeper shipping channels and expanded infrastructure U.S. Navy Pacific Expansion U.S. Navy investments in assets across Pacific to support DOD strategy Coastal Rehabilitation Increased disaster recovery from regional weather events, environmental remediation and sea level rise Downstream Energy Private investment in LNG and methanol terminals Data Center Demand AI driving need for more data centers in North Texas and across US U.S. Manufacturing Re-Shoring Tariff and tax incentives driving reshoring initiatives across the U.S. driving demand for new structures 4 Trump Administration Directives Executive order to restore Maritime Dominance with investment in shipyards, vessel repair, drydocks

Marine Segment At-A-Glance

($ in millions)

Segment Overview

- Prime or subcontractor with construction solutions spanning port expansion & maintenance, bridge, causeway and marine infrastructure construction services to customers across diversified end markets in the Continental U.S., Pacific Islands, Western Canada and Caribbean
  - Maintenance dredging provides a strong source of recurring revenue due to natural sedimentation in shipping channels and ports
  - Orion dredges are qualified vessels under the Jones Act and Foreign Dredging Act
- Customer base spans both private and public sector clients

Sub-Segment Overview


Construction

General construction, restoration, maintenance & repair of ports and docks, marine pipelines, marine transportation facilities, bridges and environmental structures


Dredging

Removal of soil, sand and rock from waterways to enhance / preserve navigability


Specialty

Design, salvage, demolition, towing and diving as well as underwater inspection, excavation, repair and engineering

Key Facts and Figures

$521M 2024A Revenue	**$27M** 2024A Adj. EBITDA[1]
5.2% 2024A Adj. EBITDA Margin	**$607.4M** 3/31/2025 Backlog

2024A Revenue Mix by Type


Specialty
Dredging
11%
3%
86%
Construction

2024A Revenue Mix by Customer


Private
23%
77%
Public

Marine benefits from higher-margin projects with high barriers to entry and consistent maintenance demand

1. Adj. EBITDA has been burdened for unallocated corporate costs

ORION

5

Concrete Segment At-A-Glance

($ in millions)

Segment Overview

- Sub-contractor that provides turnkey concrete construction services including place and finish, site work, layout, forming and rebar for clients across manufacturing, data center, institutional, industrial, commercial construction and multi-family construction end markets
  - Core bidding strategy prioritizes value over volume – focusing on a combination of project quality and potential for strong margins
  - Primarily operates in Texas (focus on Dallas and Houston) but has recently expanded into multiple other states
- Customer base is concentrated in the private sector across a targeted set of end markets

Sub-Segment Overview


Commercial

Data centers, office buildings & complexes, airport facilities, medical facilities, retail sites, education facilities and religious buildings


Structural

High-rise buildings & complexes, stadiums and tower parking garages


Industrial

Wastewater treatment, tank foundations & site work, tilt wall warehouses & terminals and manufacturing sites

Key Facts and Figures

$275M
2024A Revenue

$15M
2024A Adj. EBITDA[1]

5.4%
2024A Adj. EBITDA Margin

$232.3M
3/31/2025 Backlog[2]

2024A Revenue Mix by Type


Structural
22%
78%
Light Commercial

2024A Revenue Mix by Customer


Public
10%
90%
Private

Improving project margins are laying the groundwork for future success

1. Adj. EBITDA has been burdened for unallocated corporate costs

ORION
6

Orion Key Investment Highlights 1 2 3 4 5 6 Mission Critical Specialty Construction Provider with Sustainable Competitive Advantages Highly Diversified Customer Base and Multiple Funding Sources Newer Management Team Leading Successful Execution of Strategic Plan Strategic Plan Underway to Drive Long-Term Growth Experienced, Newer Management Team Focused on Growth and Financial Performance Large Market Opportunity with Strong Tailwinds and Diverse Demand Drivers 7

Misson-Critical Specialty Construction Provider with Sustainable Advantages

Critical Service Provider

- **Mission-critical specialty construction services provider** operating in the U.S., Western Canada, Pacific, and Caribbean
- Broad range of marine construction services including **transportation, facility construction, dredging, and diving**
- **Leading Jones Act dredger** focused on the Gulf Coast
- **Concrete construction services** for commercial, structural, and industrial services

High Barriers to Entry

- **Jones Act** prohibits foreign competition in the U.S. market
- **Marine specialty equipment is very expensive** and requires significant upfront investment to enter market
- Orion owns **1,000+** pieces of specialty equipment with an estimated replacement value of ~$200M
- High stakes involved in **complex concrete projects**
- **Embedded customer relationships**

Positioned for Growth from Multiple Tailwinds

- Well-positioned to take advantage of **$17B Infrastructure Bill funding** for ports, waterways and broader infrastructure developments
- **Robust backlog of $840M** with private sector leaders as well as state & local government customers
- U.S. Navy and U.S. Army Corps of Engineers **infrastructure expansion**
- AI-driven **data center construction**
- **Economic growth** in core Gulf regions
- Private investment **growth in downstream energy** infrastructure

ORION

8

Highly Diversified Customer Base ENERGY DATA CENTERS GOVERNMENT OTHER Long-tenured relationships with blue-chip customers across federal, state, local & private enterprise 9

Capital investment in fleet improvement, and information systems upgrade Improve project management and execution to drive margin expansion Enter new geographies (including Western U.S. and Pacific Islands) that have high demand and strong growth profiles Leverage Concrete & Marine integration / best practice to drive synergies Recruit, develop, retain talent through training and career advancement to reduce expense and mitigate risk Newer Management Leading Strategic Plan to Drive Long-Term Growth FLEET & SYSTEMS UPGRADE PROJECT EXECUTION GEOGRAPHIC EXPANSION SEGMENT INTEGRATION TALENT DEVELOPMENT Focus on high-quality projects at healthier margins BIDDING DISCIPLINE Orion leadership’s strategic vision will enhance stakeholder value 10 Execution on Actionable, Multi-Phase Strategic Plan is Underway

Successful Execution of Strategic Transformation - Phase I • Implemented minimum bid margins • Pursuing work with strong value proposition • Bolstered management oversight with experienced leaders • Recruited high-caliber talent • Investing in resources to deepen client relationships • Doubled backlog • Building on significant contract wins • Secured $103M ABL credit facility • Monetized $26M of non-core assets • Made investments in IT infrastructure and fleet Improved Profitability of the Concrete Business Strengthened Business Development Fortified Financial Flexibility to Optimize Growth Potential Orion has successfully delivered on Phase I of its Strategic Plan 11   

Strong Track Record of Execution – Clear Direction for Phase II Orion has significantly expanded its pipeline over the past two years… $3B $16B Current Strengthen the foundation Emphasize specialized Marine construction Explore M&A / enter new geographies Integrate all businesses onto one platform Four core pillars of growth potential have been identified in Phase II of Orion’s Strategic Plan: …and is poised to deliver across segments: New potential in concrete in both private and public sector, enabling infrastructure for AI-driven data centers Significant opportunities in marine construction 12 PHASE II OF STRATEGIC PLAN RECORD PIPELINE TO SUPPORT FUTURE GROWTH

Experienced Management Team Focused on Growth and Financial Performance Travis Boone, PE Chief Executive Officer • Transformational leader with significant leadership and management experience across the civil, utility / pipeline and commercial building engineering and construction industries • Prior to joining Orion, served as Regional Chief Executive of AECOM (NYSE:ACM) Travis Boone, PE Chief Executive Officer 30 Years of Experience • Multi-disciplinary finance experience including accounting, tax, FP&A, treasury, financial systems, investor relations, and government compliance. • Further experience in mergers, acquisitions and financial transactions • Former CAO of KBR, Inc. (NYSE:KBR) and previously held leadership positions within KBR finance organization Alison Vasquez Chief Financial Officer 25 Years of Experience • Experience spans global legal, compliance, risk management and oversight across multiple industries • Further experience in corporate and securities law, M&A, corporate governance, legal operations, compliance and contract management • Previous roles have included GC of Newpark Resources and Bristow Group and executive leadership at Transocean Chip Earle General Counsel 25 Years of Experience • Senior Vice President of Strategy & Growth since July 2023 • Experience spans project development, business development leadership, organizational efficiency and innovative & alternative delivery • Prior to joining Orion, held leadership positions at AECOM, most notably as VP of Business Development for ten years Alan Eckman Senior Vice President, Strategy & Growth 25 Years of Experience • SVP of Operations since 2019 • Prior experience in implementing cost savings strategies and project forecasting / controls improvements • Has held multiple construction, project management positions with companies including Kiewit and Zachry Construction Ardell Allred Executive Vice President, Concrete 30 Years of Experience 13 • Most recently SVP at Texas Sterling Construction • Executive-level experience in restructuring, negotiation and resolution as well as division level management with profit and loss responsibilities • Previously held construction and project management positions at companies including Kiewit, Zachry Construction Scott Cromack Executive Vice President, Marine 30 Years of Experience

Case Study: Aging U.S. Navy Infrastructure Orion anticipates U.S. Navy funding for port renovations and Pacific Deterrence to accelerate and continue for several years • Aging US Navy port infrastructure – average dry dock is now 107 years old1 • The U.S. Navy has 9 dry docks in HI & WA; replacement of dry dock 3 in Pearl Harbor is underway at estimated cost of $3.6B • U.S. Navy Pacific Deterrence Initiative (PDI) is actively procuring $80B+ in Multiple Award Construction Contracts to include major waterfront facilities on multiple Pacific Islands 1. FY 2023 Department of the Navy Budget 14 U.S. NAVY INFRASTRUCTURE IN NEED OF REPAIR Airfield Improvements Seaport Improvements Fuel Storage Warehousing

$51 ~$113 2022 2023 2024 2025 2026 2027 2028 2029 2030 Case Study: Significant Data Center Growth Expected to Continue Through 2032 Driven by AI and Cloud Computing KEY METRICS 36 Projects Awarded ~$240M Total Project Value (spanning 20 years) ~40% Contract Dollars from Data Centers in 2025 U.S. DATA CENTER MARKET ESTIMATES ($B) 6.4GW OF DATA CENTER CAPACITY UNDER CONSTRUCTION WITH 83% PRE-LEASED Total pipeline has surged to 46GW TRACK RECORD WITH INDUSTRY LEADERS Orion well-positioned to capture significant share 15 CAGR: ~10.5% 2GW 1.6GW 1.4GW 5.9GW Orion’s expansion plan supports data center tailwinds in Texas and other Western states Source: Third-Party Research Report

Confidential Financial Overview 16

0 100 200 300 400 500 600 700 800 900 1000 Q122 Q222 Q322 Q422 Q123 Q223 Q323 Q423 Q124 Q224 Q324 Q424 Q125 Marine Concrete New management joined Orion Recent Evolution of Backlog BACKLOG ($ in millions) 17 SELECTED CONTRACT HIGHLIGHTS $21M Multi-Story Structural Contract in Texas (2025) $24M Costco Distribution Center- Phase 2 (2025) $450M Dry Dock Contract in Hawaii (2023) $114M Bridge Replacement Contract in Texas (2025)

Historical Annual Financial Summary ($ in millions) 18 $710 $601 $748 $712 $796 $825 2020 2021 2022 2023 2024 LTM Revenue $54 $17 $23 $24 $42 2020 2021 2022 2023 2024 LTM Adjusted EBITDA $46 $40 $0 $8 $15 $28 $11 2020 2021 2022 2023 2024 LTM Free Cash Flow Liquidity (as of 3/31/25)  Cash and cash equivalents of $13.0M  Net debt outstanding of $10.3M  Availability on revolver ~$40M

First Quarter 2025 ($ in millions) 19 Q12025 Q12024 Growth (YOY) Revenue $188.7M $160.7M +17.4% GAAP EPS ($0.04) ($0.19) -- Adjusted EBITDA $8.2M $4.1M +100% Adjusted EBITDA Margin 4.3% 2.5% +180bps  First quarter results reflect the strength of our operating model and the successful execution of our strategic priorities.  Continue to see strong demand – many new federal policy initiatives support our long-term growth, especially around defense, shipbuilding, infrastructure and reshoring of manufacturing.  Winning repeat business with our world-class partners.  $349M in new contract awards year-to-date (reported on 1Q earnings date 4/30/25).

Fiscal Year 2025 Guidance ($ in millions) 1. Average annual capex maintenance is ~$15 million. 20 FY2025 Revenue $800M - $850M Adjusted EBITDA $42M - $46M Adjusted EPS $0.11 - $0.17 Capex $25M - $35M1 “The future for Orion is extremely bright and our business and operating model is well positioned for this moment...We are reiterating our guidance provided in the fourth quarter 2024 and are continuing to prepare for transformational growth in 2026 and beyond.” --Travis Boone, CEO of Orion, 4/29/25

Confidential Appendix 21

Non-GAAP Supplemental Information ($ in millions) 22 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Three months ended March 31, 2025 2024 Net loss $ (1,414) $ (6,057) Income tax expense (benefit) 140 (352) Interest expense, net 2,141 3,357 Depreciation and amortization 5,403 6,020 EBITDA (1) 6,270 2,968 Share-based compensation 1,123 358 ERP implementation 605 686 Severance 30 62 Process improvement initiatives 138 — Adjusted EBITDA(2) $ 8,166 $ 4,074 Operating income margin 0.3% (1.9)% Impact of depreciation and amortization 2.9% 3.7 % Impact of share-based compensation 0.6% 0.2 % Impact of ERP implementation 0.3% 0.4 % Impact of severance 0.1% 0.1 % Impact of process improvement initiatives 0.1% — % Adjusted EBITDA margin(2) 4.3% 2.5% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, severance and process improvement initiatives. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

Non-GAAP Supplemental Information ($ in millions) 23 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations In Thousands Except Margin Data (Unaudited)

Non-GAAP Supplemental Information

($ in millions)

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
In Thousands Except Margin Data
(Unaudited)

	Marine		Concrete	
	Year ended December 31,		Year ended December 31,	
	2024	2023	2024	2023
Operating income (loss)	2,318	3,670	9,203	(10,300)
Other income	242	641	115	—
Depreciation and amortization	18,693	18,219	4,072	5,659
EBITDA (1)	21,253	22,530	13,390	(4,641)
Share-based compensation	3,711	1,958	298	84
Net gain on Port Lavaca South Yard property sale	—	(5,202)	—	—
ERP implementation	1,393	766	736	612
Severance	104	721	—	88
Intangible asset impairment loss	—	—	—	6,890
Process improvement initiatives	643	—	339	—
Adjusted EBITDA(2)	$ 27,104	$ 20,773	$ 14,763	$ 3,033
Operating income margin	0.5 %	0.8 %	3.4 %	(3.3) %
Impact of other income	— %	0.2 %	— %	— %
Impact of depreciation and amortization	3.6 %	4.6 %	1.5 %	1.9 %
Impact of share-based compensation	0.7 %	0.5 %	0.1 %	— %
Impact of net gain on Port Lavaca South Yard property sale	— %	(1.3) %	— %	— %
Impact of ERP implementation	0.3 %	0.2 %	0.3 %	0.2 %
Impact of severance	— %	0.2 %	— %	— %
Impact of intangible asset impairment loss	— %	— %	— %	2.2 %
Impact of process improvement initiatives	0.1 %	— %	0.1 %	— %
Adjusted EBITDA margin (2)	5.2 %	5.2 %	5.4 %	1.0 %

ORION

24

Non-GAAP Supplemental Information

($ in millions)

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
(In Thousands, Except Margin Data)
(Unaudited)

	Year Ending December 31, 2020	2021	2022	2023	2024
Net income (loss)	$ 20,220	$ (14,560)	$ (12,612)	$ (17,875)	$ (1,644)
Income tax expense (benefit)	1,976	502	429	330	348
Interest expense, net	4,737	4,940	4,352	11,556	13,174
Depreciation and amortization	27,217	25,430	24,057	23,878	22,765
EBITDA (1)	54,150	16,312	16,226	17,889	34,643
Share-based compensation	1,998	2,401	2,754	2,042	4,009
Net gain on Port Lavaca South Yard property sale	—	—	—	(5,202)	—
ERP implementation	1,488	4,925	1,867	1,378	2,129
ISG Initiative	369	—	—	—	—
Insurance recovery on disposal, net	(2,859)	—	—	—	—
Recovery on disputed receivable	(898)	—	—	—	—
Professional fees related to management transition	—	—	1,118	—	—
Severance	175	96	948	809	104
Intangible asset impairment loss	—	—	—	6,890	—
Process improvement initiatives	—	—	—	—	982
Net loss (gain) on Tampa property sale	—	(6,435)	—	—	—
Adjusted EBITDA(2)	$ 54,423	$ 17,072	$ 17,299	$ 23,806	$ 41,867
Operating income margin	3.8 %	(1.4) %	(1.4) %	1.5 %	1.5 %
Impact of depreciation and amortization	3.8 %	4.2 %	4.2 %	2.9 %	2.9 %
Impact of share-based compensation	0.3 %	0.4 %	0.4 %	0.5 %	0.5 %
Impact of net gain on Port Lavaca South Yard property sale	— %	— %	— %	— %	— %
Impact of ERP implementation	0.2 %	0.8 %	0.2 %	0.3 %	0.3 %
Impact of ISG Initiative	0.1 %	— %	— %	— %	— %
Impact of professional fees related to management transition	— %	— %	0.1 %	— %	— %
Impact of severance	— %	— %	0.1 %	— %	— %
Impact of insurance recovery on disposal, net	(0.4) %	— %	— %	— %	— %
Impact of recovery on disputed receivable	(0.1) %	— %	— %	— %	— %
Impact of intangible asset impairment loss	— %	— %	— %	— %	— %
Impact of process improvement initiatives	— %	— %	— %	0.1 %	0.1 %
Impact on net loss (gain) on Tampa property sale	— %	(1.1) %	— %	— %	— %
Adjusted EBITDA margin(2)	7.7 %	2.9 %	3.1 %	5.3 %	5.3 %

ORION

25